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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15 (d) of
                    the Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 22, 2001



                      INCARA PHARMACEUTICALS CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



             0-27410                                     56-1924222
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    (Commission File Number)             (I.R.S. Employer Identification Number)



                                P.O. Box 14287
                            79 T.W. Alexander Drive
                       4401 Research Commons, Suite 200
                       Research Triangle Park, NC  27709
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              (Address of principal executive office)  (Zip Code)



    Registrant's telephone number, including area code        919-558-8688
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Item 5.  Other Events and Regulation FD Disclosure
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     On January 29, 2001, Incara Pharmaceuticals Corporation filed a Current
Report on Form 8-K to report the closing of a collaborative transaction with Elan Corporation, plc and its affiliated companies. Incara is filing, for informational purposes only, an unaudited pro forma balance sheet as of December 31, 2000 to reflect the transaction.

     This Report contains, in addition to historical information, statements by us with respect to expectations about our business and future results, which are "forward-looking" statements under the Private Securities Litigation Reform Act of 1995. These statements and other statements made elsewhere by us or our representatives, which are identified or qualified by words such as "likely," "will," "suggests," "expects," "might," "believe," "could," "should," "may," "estimates," "potential," "predict," "continue," "would," "anticipates" or "plans," or similar expressions, are based on a number of assumptions that are subject to risks and uncertainties. Actual results could differ materially from those currently anticipated or suggested due to a number of factors, including those set forth herein, those set forth in our Annual Report on Form 10-K and in our other SEC filings, and including risks relating to the early stage of products under development, uncertainties relating to clinical trials and regulatory reviews, the need for additional funds, competition and dependence on collaborative partners. All forward-looking statements are based on information available as of the date hereof, and we do not assume any obligation to update such forward-looking statements.


Item 7.  Financial Statements and Exhibits
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Exhibit 99.1   Unaudited pro forma balance sheets as of December 31, 2000


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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               INCARA PHARMACEUTICALS CORPORATION


Date:  March 27, 2001           By:
                                    /s/  Richard W. Reichow
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                                   Richard W. Reichow, Executive Vice President,
                                   Chief Financial Officer and Treasurer
                                   (Principal Financial and Accounting Officer)



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